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                                                                   EXHIBIT 10.25

RECORDED AT THE REQUEST OF AND AFTER RECORDING RETURN TO:
HASKINS W. JONES
JOHNSTON BARTON PROCTOR & POWELL LLP
1901 SIXTH AVENUE NORTH
2900 AMSOUTH/HARBERT PLAZA
BIRMINGHAM, ALABAMA  35203
(205) 458-9400



                         ASSIGNMENT OF RENTS AND LEASES


         THIS ASSIGNMENT made as of the _______________________, by ________
__________________________________________________________ (the "Borrower"), to
___________________________________________________________________ ("Lender").


                                R E C I T A L S:

         This Assignment is made as additional security for the payment of indebtedness due or to become due from time to time by Borrower to Lender in the principal amount of up to ____________________________________ Dollars
($____________) (the "Loan"), with interest thereon as evidenced by a Note of even date herewith in said amount (the "Note") executed and delivered by Borrower to Lender, and as additional security for the full and faithful performance by Borrower of all the terms and conditions of the Note, all obligations pursuant to a Loan Agreement between Borrower and Lender of even date herewith (the "Loan Agreement") and a certain Mortgage and Security Agreement of even date herewith (the "Mortgage") executed and delivered by Borrower to or for the benefit of Lender with respect to the property described in Exhibit A in order to secure the payment of the Note, and all other obligations pursuant to documents now or hereafter executed by Borrower in connection with the Loan.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing Recitals, and as an inducement to the Lender to make the Loan to Borrower, Borrower does hereby sell, assign, transfer and set over unto Lender, its successors and assigns, all of Borrower's interest in and to all leases presently existing or hereafter made, whether written or verbal, or any letting of, or agreement for the use or occupancy of, any part of the property described in Exhibit A attached hereto, and the improvements now or hereafter located thereon, including, without limitation, all the rents, issues, and profits now due and which may hereafter become due under or by virtue of said leases and agreements.

         Borrower agrees that this Assignment shall cover all future leases, whether written or
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verbal, or any letting of, or any agreement for the use or occupancy of, any part of said property.

         Borrower further agrees that it will not assign the rent or any part of the rent of said property, nor collect rents under any leases or other agreements relating to use of any part of the property, for a period further in advance than one (1) month without the written consent of the Lender, nor do any other act whereby the lien of the Mortgage or this Assignment may, in the reasonable opinion of the Lender, be impaired in value or quality.

         Borrower agrees that it has not and will not enter into any lease except as expressly permitted by the Loan Agreement.

         Borrower further agrees that this Assignment is to remain in full force and effect until such time as the Note and all other obligations secured hereby are paid in full of otherwise satisfied.

         Although it is the intention of the parties that this instrument to be a present assignment, it is expressly understood and agreed by Borrower and Lender that said Borrower reserves, and is entitled to collect, said rents, income and profit upon, but not more than one (1) month in advance of, their accrual under the aforesaid leases, and to retain, use and enjoy the same unless and until the occurrence of an Event of Default pursuant to (and as defined in) the Note or the Mortgage, or until the violation of any term, condition or agreement of this Assignment which is not cured within thirty (30) days of written notice of such violation from Lender to Borrower which shall be given and deemed received when sent in the manner set forth in the Mortgage, each of which shall constitute an "Event of Default" hereunder. Upon an Event of Default, Borrower's privilege to collect the rents shall automatically terminate.

         Borrower does hereby authorize and empower Lender to collect directly from the lessees, upon demand and any Event of Default hereunder, all of the rents, issues and profits now due or which may hereafter become due under or by virtue of any lease, whether written or verbal, or any letting of, or agreement for the use or occupancy of, any part of said property and to take such action, legal or equitable, as may be deemed necessary to enforce payment of such rents, issues and profits. Borrower hereby authorizes and directs the lessees under leases to pay to Lender all rents and other sums as the same become due, upon notice from Lender that an Event of Default has occurred hereunder. Any lessee making such payment to Lender shall be under no obligation to inquire into or determine the actual existence of any Event of Default claimed by Lender.

         Any amount received or collected by Lender by virtue of this Assignment shall be

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applied for the following purposes, but not necessarily in the order named, priority and application of such funds being within the sole discretion of
Lender:

                  (1) to the payment of all necessary expenses for the operation, protection and preservation of the property, including the usual and customary fees for management services;

                  (2) to the payment of taxes and assessments levied and assessed against the property as said taxes and assessments become due and payable;

                  (3) to the payment of premiums due and payable on any insurance policy related to the property;

                  (4) to the payment of installments of principal and interest on the Note as and when they become due and payable pursuant to the terms of the Note whether by acceleration or otherwise;

                  (5) to the payment of any other sums secured hereby, including amounts due under the Mortgage and Loan Agreement, and

                  (6) the balance remaining after payment of the above shall be paid to the then owner of record of said property.

Borrower hereby agrees to indemnify Lender for, and to save it harmless from, any and all liability, loss or damage which Lender might incur under said leases or by virtue of this Assignment, as a result of any act, or failure to act, prior to Lender becoming a mortgagee in possession and prior to foreclosure, and from any and all claims and demands whatsoever which may be asserted against Lender thereunder or hereunder, and, without limiting the generality of the foregoing, covenants that this Assignment shall not operate (prior to Lender becoming a mortgagee in possession and prior to foreclosure) to place responsibility for the control, care, management or repair of said property upon Lender, nor the carrying out of any of the terms and conditions of said leases; nor shall it operate (prior to Lender becoming mortgagee in possession and prior to foreclosure) to make Lender responsible or liable for any waste committed on the property by the tenants or any other party, or for any negligence in the management, upkeep repair or control of said property resulting in loss or injury or death to any tenant, licensee, invitee, employee, stranger or other person.

         This Assignment shall be governed by the laws of the State of Pennsylvania. If, for any reason or to any extent any word, term, provision, or clause of this Assignment or any of the other Loan Documents, or its application to any person or situation, shall be found by

                                        3
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a court or other adjudicating authority to be invalid or unenforceable, the remaining words, terms, provisions, or clauses shall be enforced, and the affected work, term, clause or provision shall be applied, to the fullest extent permitted by law.

         The terms "Note," "Mortgage" and "Loan Agreement" shall refer to such instruments as they may hereafter be amended by Borrower, and Lender. This Assignment shall be binding upon the Borrower, its successors and assigns and subsequent owners of the property, or any part thereof, and shall inure to the benefit of Lender, its successors and assigns and any holder of the Note.

         BORROWER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE NOTE, THIS ASSIGNMENT AND ANY OTHER LOAN DOCUMENTS. BORROWER CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER OR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF THE JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO MAKE THE LOAN SECURED HEREBY IN PART BY THE PROVISIONS OF THIS WAIVER.




                         [SIGNATURES ON FOLLOWING PAGE]

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         IN WITNESS WHEREOF, the Borrower has caused these presents to be executed by its duly authorized officer as of the day and year first above written.





                                       BY:   /s/ BRIAN L. BARTH
                                             -----------------------------------
                                             BRIAN L. BARTH, VICE PRESIDENT







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SCHEDULE TO EXHIBIT 10.25 FILED PURSUANT TO INSTRUCTION 2 OF ITEM 601(a) OF
REGULATION S-K

                         ASSIGNMENT OF RENTS AND LEASES
                         ------------------------------

PROJECT                  PARTIES                           LOAN AMOUNT        DATE
-------                  -------                           -----------        ----

Raleigh, NC              Balanced Care at                   $8,600,000.00    12/1/97
                         North Ridge, Inc.
                         (Borrower) and Capstone
                         Capital Corporation
                         (Lender)

Millville, PA            Balanced Care at Eyers Grove,      $1,031,675.00     1/2/98
                         Inc. (Borrower) and Capstone
                         Capital of Pennsylvania, Inc.
                         (Lender)

Bloomsburg, PA           Balanced Care at Bloomsburg II,    $4,568,325.00     1/2/98
                         Inc. (Borrower) and Capstone
                         Capital of Pennsylvania, Inc.
                         (Lender)

